Exhibit 3.1

CERTIFICATE OF FORMATION

ENTERCOM RADIO, LLC

In compliance with the requirements of the Delaware Limited Liability Company Act, as amended, the undersigned, desiring to organize a limited liability company, hereby certifies as follows:

1. The name of the limited liability company is:

Entercom Radio, LLC.

2. The address of the registered office of the Company in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the registered agent at such address is The Corporation Trust Company.

3. This Certificate shall be effective immediately upon filing.

I, THE UNDERSIGNED, for the purpose of forming a limited liability company pursuant to the Delaware Limited Liability Company Act, as amended, do hereby make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto signed as of this 21st day of September, 1999.

/s/ Judith T. Kaiser
Judith T. Kaiser
Authorized Person

CERTIFICATE OF MERGER

ENTERCOM INVESTORS CORP.

a Pennsylvania corporation

and

ECI LICENSE COMPANY, L.P.

a Pennsylvania limited partnership

with and into

ENTERCOM RADIO, LLC

a Delaware limited liability company

Pursuant to the provisions of Section 18-209 of the Delaware Limited Liability Company Act, as amended (the “Act”), the undersigned limited liability company, ENTERCOM RADIO, LLC (the “LLC”), does hereby certify to the following information relating to the merger (the “Merger”) of ENTERCOM INVESTORS CORP., a Pennsylvania corporation (the “Corporation”), and ECI LICENSE COMPANY, L.P., a Pennsylvania limited partnership (the “Partnership”), with and into the LLC. The LLC, the Corporation and the Partnership are herein collectively referred to as the “Constituent Companies”:

FIRST: The name and state of formation of each of the Constituent Companies to the Merger are as follows:

Name	State of Formation
Entercom Radio, LLC	Delaware

Entercom Investors Corp.	Pennsylvania

ECI License Company, L.P.	Pennsylvania

SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the Constituent Companies in accordance with Section 18-209 of the Act.

THIRD: The Constituent Company surviving the Merger shall be the LLC (the “Surviving Company”).

FOURTH: An executed copy of the Agreement and Plan of Merger between the Constituent Companies is on file at an office of the Surviving Company at the following address:

Entercom Radio, LLC

401 City Avenue, Suite 409

Bala Cynwyd, PA 19004

FIFTH: A copy of the Agreement and Plan of Merger between the Constituent Companies shall be furnished by the Surviving Company, on request and without cost, to any person or entity holding an interest in any of the Constituent Companies.

SIXTH: The Merger shall become effective at 12:00 PM Eastern Standard Time on December 31, 1999.

IN WITNESS WHEREOF, the undersigned officer has executed and acknowledged this Certificate of Merger on behalf of the LLC this 30th day of December, 1999.

ENTERCOM RADIO, LLC

By:	/s/ John C. Donlevie
Name:	John C. Donlevie
Title:	Executive Vice President

CERTIFICATE OF AMENDMENT

OF

ENTERCOM RADIO, LLC

1. The name of the limited liability company is Entercom Radio, LLC (the “Company”).

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

“2. The address of the registered office of the Company in the State of Delaware is 919 North Market Street, Suite 600, Wilmington, Delaware 19801. The name of the registered agent at such address is SR Services, LLC.”

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment the 17th day of July, 2000.

SOLE MEMBER: ENTERCOM COMMUNICATIONS CORP.

By:	/s/ John C. Donlevie
Name:	John C. Donlevie
Title:	Executive Vice President

Certificate Of Merger

of

Entercom Internet Holding, LLC

into

Entercom Radio, LLC

Under Section 18-209 of the Limited Liability Company Act of the State of Delaware, Entercom Radio, LLC, hereby certifies that:

1. The name and jurisdiction of formation of each of domestic limited liability companies are:

a. Entercom Radio, LLC, a Delaware limited liability company; and

b. Entercom Internet Holding, LLC, a Delaware limited liability company.

2. An Agreement of Merger has been approved and executed by each of the domestic limited liability companies.

3. The name of the surviving domestic limited liability company is Entercom Radio, LLC, which will continue its existence as said surviving domestic limited liability company.

4. This Certificate of Merger shall be effective upon filing in the office of the Secretary of State of the State of Delaware.

5. The executed Agreement of Merger between the aforesaid constituent limited liability companies is on file at the principal place of business of the surviving limited liability company at 401 City Avenue, Suite 809, Bala Cynwyd 19004.

6. A copy of the Agreement of Merger will be furnished by the surviving limited liability company on request and without cost, to any member of either of the aforesaid constituent limited liability companies.

IN WITNESS WHEREOF, Entercom Radio, LLC has caused this Certificate to be signed by its Executive Vice President, and attested by its Secretary, on the 2nd day of December 2003.

Entercom Radio, LLC

By:	/s/ John C. Donlevie
Name:	John C. Donlevie
Title:	Executive Vice President

ATTEST

By:	/s/ Andrew P. Sutor, IV
Name:	Andrew P. Sutor, IV
Title:	Assistant Secretary
Entercom Radio, LLC

Certificate Of Merger

of

Entercom Longview, LLC

into

Entercom Radio, LLC

Under Section 18-209 of the Limited Liability Company Act of the State of Delaware, Entercom Radio, LLC, hereby certifies that:

1. The name and jurisdiction of formation of each of the domestic limited liability companies are:

a. Entercom Radio, LLC, a Delaware limited liability company; and

b. Entercom Longview, LLC, a Delaware limited liability company.

2. An Agreement of Merger has been approved and executed by each of the domestic limited liability companies.

3. The name of the surviving domestic limited liability company is Entercom Radio, LLC, which will continue its existence as said surviving domestic limited liability company.

4. This Certificate of Merger shall be effective upon filing in the office of the Secretary of State of the State of Delaware.

5. The executed Agreement of Merger between the aforesaid constituent limited liability companies is on file at the principal place of business of the surviving limited liability company at 401 City Avenue, Suite 809, Bala Cynwyd, PA 19004.

6. A copy of the Agreement of Merger will be furnished by the surviving limited liability company on request and without cost, to any member of either of the aforesaid constituent limited liability companies.

IN WITNESS WHEREOF, Entercom Radio, LLC has caused this Certificate to be signed by its Executive Vice President, and attested by its Assistant Secretary, on the 9th day of December 2005.

Entercom Radio, LLC

By:	/s/ John C. Donlevie
Name:	John C. Donlevie
Title:	Executive Vice President

ATTEST

By:	/s/ Andrew P. Sutor, IV
Name:	Andrew P. Sutor, IV
Title:	Assistant Secretary
Entercom Radio, LLC

Certificate of Merger

of

Entercom Longview License, LLC,

into

Entercom Radio, LLC

Under Section 18-209 of the Limited Liability Company Act of the State of Delaware, Entercom Radio, LLC, hereby certifies that:

1. The name and jurisdiction of formation of each of the domestic limited liability companies are:

a. Entercom Radio, LLC, a Delaware limited liability company; and

b. Entercom Longview License, LLC, a Delaware limited liability company.

2. An Agreement of Merger has been approved and executed by each of the domestic limited liability companies.

3. The name of the surviving domestic limited liability company is Entercom Radio, LLC, which will continue its existence as said surviving domestic limited liability company.

4. This Certificate of Merger shall be effective upon filing in the office of the Secretary of State of the State of Delaware.

5. The executed Agreement of Merger between the aforesaid constituent limited liability companies is on file at the principal place of business of the surviving limited liability company at 401 City Avenue, Suite 809, Bala Cynwyd, PA 19004.

6. A copy of the Agreement of Merger will be furnished by the surviving limited liability company on request and without cost, to any member of either of the aforesaid constituent limited liability companies.

IN WITNESS WHEREOF, Entercom Radio, LLC has caused this Certificate to be signed by its Executive Vice President, and attested by its Assistant Secretary, on the 9th day of December 2005.

Entercom Radio, LLC

By:	/s/ John C. Donlevie
Name:	John C. Donlevie
Title:	Executive Vice President

ATTEST

By:	/s/ Andrew P. Sutor, IV
Name:	Andrew P. Sutor, IV
Title:	Assistant Secretary
Entercom Radio, LLC

Certificate Of Merger

of

Entercom Cincinnati, LLC

into

Entercom Radio, LLC

Under Section 18-209 of the Limited Liability Company Act of the State of Delaware, Entercom Radio, LLC, hereby certifies that:

1. The name and jurisdiction of formation of each of the domestic limited liability companies are:

a. Entercom Radio, LLC, a Delaware limited liability company; and

b. Entercom Cincinnati, LLC, a Delaware limited liability company.

2. An Agreement of Merger has been approved and executed by each of the domestic limited liability companies.

3. The name of the surviving domestic limited liability company is Entercom Radio, LLC, which will continue its existence as said surviving domestic limited liability company.

4. This Certificate of Merger shall be effective upon filing in the office of the Secretary of State of the State of Delaware.

5. The executed Agreement of Merger between the aforesaid constituent limited liability companies is on file at the principal place of business of the surviving limited liability company at 401 City Avenue, Suite 809, Bala Cynwyd, PA 19004.

6. A copy of the Agreement of Merger will be furnished by the surviving limited liability company on request and without cost, to any member of either of the aforesaid constituent limited liability companies.

IN WITNESS WHEREOF, Entercom Radio, LLC has caused this Certificate to be signed by its Executive Vice President, and attested by its Assistant Secretary, on the 15 day of December 2008.

Entercom Radio, LLC

By:	/s/ John C. Donlevie
Name:	John C. Donlevie
Title:	Executive Vice President

ATTEST

By:	/s/ Andrew P. Sutor, IV
Name:	Andrew P. Sutor, IV
Title:	Assistant Secretary
Entercom Radio, LLC

Certificate Of Merger

of

Entercom Cincinnati License, LLC

into

Entercom Radio, LLC

Under Section 18-209 of the Limited Liability Company Act of the State of Delaware, Entercom Radio, LLC, hereby certifies that:

1. The name and jurisdiction of formation of each of the domestic limited liability companies are:

a. Entercom Radio, LLC, a Delaware limited liability company; and

b. Entercom Cincinnati License, LLC, a Delaware limited liability company.

2. An Agreement of Merger has been approved and executed by each of the domestic limited liability companies.

3. The name of the surviving domestic limited liability company is Entercom Radio, LLC, which will continue its existence as said surviving domestic limited liability company.

4. This Certificate of Merger shall be effective upon filing in the office of the Secretary of State of the State of Delaware.

5. The executed Agreement of Merger between the aforesaid constituent limited liability companies is on file at the principal place of business of the surviving limited liability company at 401 City Avenue, Suite 809, Bala Cynwyd, PA 19004.

6. A copy of the Agreement of Merger will be furnished by the surviving limited liability company on request and without cost, to any member of either of the aforesaid constituent limited liability companies.

IN WITNESS WHEREOF, Entercom Radio, LLC has caused this Certificate to be signed by its Executive Vice President, and attested by its Assistant Secretary, on the 15 day of December 2008.

Entercom Radio, LLC

By:	/s/ John C. Donlevie
Name:	John C. Donlevie
Title:	Executive Vice President

ATTEST

By:	/s/ Andrew P. Sutor, IV
Name:	Andrew P. Sutor, IV
Title:	Assistant Secretary
Entercom Radio, LLC

STATE OF DELAWARE

CERTIFICATE OF CHANGE OF AGENT

AMENDMENT OF LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1. The name of the limited liability company is

Entercom Radio, LLC

2. The Registered Office of the limited liability company in the State of Delaware is

changed to	Corporation Trust Center, 1209 Orange Street

(street), in the City of	Wilmington ,

Zip Code 19801 . The name of the Registered Agent at such address upon whom process against this limited liability company may be served is

THE CORPORATION TRUST COMPANY

By:	/s/ Andrew P. Sutor, IV
Authorized Person

Name:	Andrew P. Sutor, IV, Authorized Person
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